Exhibit 99.1

0 2008 Investor Presentation HOME AWAY FROM HOME

1 This presentation contains certain forward-looking statements and information based on the beliefs of Fleetwood’s management as well as assumptions made by, and information currently available to, Fleetwood’s management. Such statements reflect the current views of Fleetwood with respect to future events and are subject to certain risks, uncertainties, and assumptions, including risk factors identified in Fleetwood’s 10-K and other SEC filings. These risks and uncertainties include, without limitation, the lack of assurance that we will regain sustainable profitability in the foreseeable future; the effect of ongoing weakness in both the manufactured housing and recreational vehicle markets; the effect of a decline in home equity values, volatile fuel prices and interest rates, global tensions, employment trends, stock market performance, availability of financing generally, and other factors that can have a negative impact on consumer confidence, which in turn may reduce demand for our products, particularly recreational vehicles; the availability and cost of wholesale and retail financing for both manufactured housing and recreational vehicles; our ability to comply with financial tests and covenants on existing debt obligations; our ability to obtain, on reasonable terms if at all, the financing we will need in the future to execute our business strategies and to meet the repayment terms of our outstanding convertible debt instruments, including the $100 million 5% convertible senior subordinated debentures, some or all of which the Company may be obligated to repurchase in December 2008; potential dilution associated with future equity financings we may undertake to raise additional capital and the risk that the equity pricing may not be favorable; the cyclical and seasonal nature of both the manufactured housing and recreational vehicle industries; expenses and uncertainties associated with the entry into new business segments or the manufacturing, development, and introduction of new products; the potential for excessive retail inventory levels in the manufactured housing and recreational vehicle industries; the volatility of our stock price; repurchase agreements with floorplan lenders, which could result in increased costs; potential increases in the frequency of product liability, wrongful death, class action, and other legal actions; and the highly competitive nature of our industries. Safe Harbor Statement

2 Table of Contents COMPANY OVERVIEW Background and History 4 Revenue Distribution 5 Map of Facilities 6 Historical Perspective 7 Operating Strategy 8 Restructuring Actions 9–10 Current Status 11 RV GROUP Overview 13 RV Industry Trends 14-15 Market Position 16 Motor Homes: Overview and Market Position 18-20 Travel Trailers: Overview and Market Position 22-24 Recent Accomplishments 25 HOUSING GROUP Overview 27 Advantages of Building in Factories 28 Manufactured Housing Conditions and Outlook 29-31 Housing Group Market Position 32-33 Modular Division Overview 34 Current Initiatives 35 FINANCIAL OVERVIEW Revenues and Operating Income 37 Financial Progress 38-39 December 2008 Put 40 Balance Sheets 41 Operating Results 42 SUMMARY 43

3 Company Overview Factory-Built Housing Recreational Vehicles

4 Background and History Recognized leader in both recreational vehicle (RV) and factory-built housing industries #1 market share in Class A motor homes, #2 share in motor homes overall and #2 market share in manufactured housing More than 55 years of successful operating history in core manufacturing businesses Experienced management team

5 Leading Producer of Recreational Vehicles & Manufactured Housing Supply 1% Motor Homes 56% Travel Trailers 13% Mfd. Hsg. 28% Modular 2% Lumber less than 1% Revenue Distribution Fiscal Year ’08 Sales: $1.7 billion

6 Plants Producing Affordable Housing 17 Manufactured Housing, 2 Modular Plants Producing Recreational Vehicles 5 Travel Trailer, 3 Motor Home Plants Producing Components 1 Facility Corporate Office Approximately 7,500 employees Mexicali, Mexico Facilities Are Strategically Located

7 Historical Perspective In 1999 and 2000, a prolonged manufactured housing slump began, and the RV market experienced a sharp but brief downturn Prior management adopted centralized, functional operational structure The combination set off several years of net losses These results led to a series of management changes Current leadership in place since March 2005 Last three years in turnaround mode Significant progress made in organizational structure, products, operations, costs and balance sheet

8 Operating Strategy Concentrate on core businesses Manufacturing high-quality, high-value RVs & homes Decentralize operations Empowering those closest to the customer Increase market share Targeting areas of greatest sales & profit potential Reduce costs/improve efficiencies Match manufacturing capacity to demand Focus energy & resources on regaining consistent profitability Develop and implement financial strategies that improve liquidity and reduce debt

9 Three Years of Restructuring Actions Sold or closed non-core businesses Stemmed losses and/or eliminated distractions Housing retail & finance; certain supply operations; folding trailers Closed or consolidated plant locations; realigned product mix Improved capacity utilization and labor efficiency Organized operations into market-focused profit centers Two stand-alone business units in RV Group; two regional divisions in Housing Group Lowered operating expenses by $33M in FY ’06; additional $55M in FY ’07 Average reduction of approximately $10M per quarter through first three quarters of FY ’08

10 Three Years of Restructuring Actions, cont’d. Reorganized sales force RV sales aligned by brand; Housing sales aligned by plant-specific products Decentralized service and warranty Pushed authority for product development down Decisions made closer to customers at division, regional or plant level rather than Group or Corporate level Expanded business units’ authority Sales, materials, manufacturing, environmental, and operational IT functions Increased revenue per associate by 15% Reduced corporate officers: 24 to 9

11 Current Status Major turnaround initiatives are largely in place Expect to see full annual impact of reductions in cost structure throughout fiscal 2009 Other changes will be ongoing Continued improvements in products, sales, manufacturing, service, with sustained positive financial impact expected Immediate actions focused by business unit Initiatives to increase market share, improve volume and capacity utilization, and reach acceptable profitability in each Near-term strategic plans going forward Expansion of RV product offerings to cover additional price points and niches with significant profit potential Continued pursuit of opportunities in modular housing market Aggressive approach to turning or closing non-performing business units and selling idle assets to bolster liquidity, reduce debt Developing future growth strategies

12 RV Group

13 RV Group Overview Fleetwood is a leading producer of recreational vehicles in North America The business is organized into two primary divisions: motor homes and travel trailers FY 2008 sales of $1.40 billion; 18,100 units shipped More than 1.7 million Fleetwood RVs sold since Company’s inception Strong, well-established dealer networks and brands More than 700 independent dealer locations

14 Favorable Long-Term Industry Trends Travel data continues to be positive RVing remains relatively inexpensive mode of vacation travel However, fuel prices are short-term financial factor Lower consumer confidence affecting sales Source: Recreation Vehicle Industry Association (www.RVIA.org) and RV Rental Association Survey 0 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 All RV Shipments Travel Trailers Motor Homes 1980 2008* Most recently reported RV rental activity indicated growth of 30% in 2007 RVers enjoy 16K+ campgrounds & resorts, plus other destination sites 2007 shipments of 353,400 were the fourth-highest in 30 years

15 Favorable Long-Term Industry Trends, Cont’d. Demographics support promising long-term outlook Baby boomers entering prime age range for purchase of RVs Expanding market People living longer; entering RV market at younger age 0 20000 40000 60000 80000 100000 120000 1997 2005 2010 2015 2020 2025 2030 Population over 55 in thousands 15 20 25 30 35 40 45 50 Percent of population age 55+ People Over Age of 55 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 18-34 35-44 45-54 55-64 65-74 75+ RV Ownership by Age Groups Source: University of Michigan 2005 Survey; U.S. Census Bureau

16 Industry-Leading Position #2 motor home manufacturer overall (16.9% retail market share) #1 Class A motor home manufacturer (20.4% retail market share) #4 Class C motor home manufacturer (10.9% retail market share) #4 travel trailer manufacturer (4.6% retail market share) Statistical Surveys, Inc. Data Through March 2008 (motor homes); February 2008 (trailers) Travel Trailer Class C Class A

17 Motor Homes

18 Motor Homes Cyclical downturn began in 2005 Rising fuel prices and uncertainty about interest rates led to lower consumer confidence Early CY 2007 shipments rebounded; subprime woes halted progress by fall FY 2008 Fleetwood sales of $922 million (79% of RV Group sales) Increased product offerings: New floor plans; more multiple slide-outs offered Expanded use of our leading full-wall slide-out technology New entry-level Class A models New more fuel-efficient (Pulse/Icon) and affordable (Ranger/Sport) Class C models

19 Motor Home Leaders Retail Market Share (Class C) Source: Statistical Surveys, Inc. Data Through March 2008 22.1% 14.8% 13.9% 10.9% 10.8% 0% 5% 10% 15% 20% 25% WGO COA THO FLE Jayco Up from 9.4% this time 2007

20 Motor Home Leaders Retail Market Share (Class A) Source: Statistical Surveys, Inc. Data Through March 2008 20.4% 16.4% 14.7% 12.9% 12.1% 0% 5% 10% 15% 20% 25% FLE MNC WGO THO Tiffin Up from 20.1% this time 2007

21 Travel Trailers

22 Travel Trailers FY 2008 sales of $218 million (19% of RV Group) Industry downturn began in late fall 2006 Challenging competitive market environment Fleetwood has lost market share in core products Closed plants, discontinued product lines, dealers lowered inventory by 5,000+ units

23 Travel Trailer Turnaround Actions Ongoing product innovation to provide improved, more competitive products New models to be introduced Spring ’08 Restructuring initiatives in process Closed five underperforming plants; redistributed product manufacturing throughout country to increase efficiencies Discontinued slower-turning floor plans and models Opened cost-efficient plant in Mexicali May ’07 to build entry-level products Negative impact of restructuring on FY ’08 results greater than expected Realized sustainable reductions in material, warranty and overhead costs Additional restructuring in January ’08 to yield annualized savings of $4M CY 2008 labor efficiencies are best in more than five years, ex-FEMA production Continued improvements in capacity utilization, operating results, and revenues expected

24 Travel Trailer Leaders Retail Market Share Source: Statistical Surveys, Inc. Data Through February 2008 31.8% 15.2% 9.5% 4.7% 3.8% 0% 5% 10% 15% 20% 25% 30% 35% THO Forest River Jayco FLE MNC

25 Recent Accomplishments — RV Group Successful product introductions Motor home market share has held steady Minimal discounting in a competitive environment Introduced new motor home brands to fill gaps in Class C market and entry-level Class A’s Travel trailer market share decline has stabilized Product planning and development process significantly improved New strategic alliance to provide RV financing Bank of America & Fleetwood formed Fleetwood Financial Services (FFS) in March RV dealers provided with access to lower flooring costs and competitive retail financing for their customers B of A has a leading share of financing in the RV industry

26 Housing Group Single-Section Multi-Section Modular/Military Designer Interiors

27 Housing Group Overview Single and multi-section homes built at plants nationwide Building in a factory provides advantages in cost, speed, labor efficiency and use of materials Manufactured housing unit builds residential homes to the HUD code Homes are primarily distributed through traditional independent dealers New modular business — Trendsetter Homes — builds residential multi-family homes and military barracks Complies with model building codes adopted by states and municipalities, similar to site-built codes Distribution includes builders/developers and government, including military Housing Group has remained profitable in very difficult environment

28 Advantages of Building in Factories Lower cost per square foot for similar home compared to site-built Speed of delivery Averages half the time from decision to completion Availability of labor Controlled manufacturing environment More environmentally friendly Positive demographics in key segments Immigrants, empty nesters, first-time buyers

29 Manufactured Housing Industry Conditions Retail demand is highly correlated to availability of competitive financing Industry experienced its “subprime crisis” in late ’90s Result was fewer lenders with tighter underwriting standards Lenders require high FICO scores, as well as higher interest rates and higher down payments than mortgage lenders Land/home loan terms more competitive, but qualification still difficult Our traditional customers, often first-time homebuyers or seniors downsizing their homes, frequently found monthly payments lower on site-built homes or condos due to subprime lending Reduced industry manufacturing capacity, dealer locations, and retail inventory

30 295 295 283 245 233 218 198 188 171 211 254 304 340 373 348 250 193 168 131 131 146 118 96 96 353 363 0 50 100 150 200 250 300 350 400 Manufactured Housing Shipments Source: Manufactured Housing Institute; Company estimate for 2008 Total Homes Shipped (000’s) 1983 2008*

31 Manufactured Housing Industry Outlook Constant, growing demand in U.S. for affordable housing Glut of site-built foreclosures and developer inventories is likely to delay growth opportunity Improved competitive position Tightening lending policies on site-built homes will help factory-built housing Declining vacancies and higher rents in apartments Favorable opportunities for potential lenders Continuing product improvements Aesthetics, functionality, durability and set-up all improved since industry peak and continue to be a focus

32 Manufactured Housing Division Second largest manufactured housing builder Sales of $502 million in FY ’08 12,810 Fleetwood manufactured homes built in calendar 2007 More than 1.3 million Fleetwood homes sold since Company’s inception Dramatically improving customer satisfaction indices 19 strategically located facilities 1,400 strong, independent retailers

33 30.0% 14.4% 10.0% 5.1% 4.2% 0% 5% 10% 15% 20% 25% 30% Clayton FLE CHB SKY CAV Manufactured Housing Leaders Source: Statistical Surveys, Inc. through February 2008 2008 YTD Retail Market Share Up from 14.3% this time 2007

34 Modular Division Modular home and condominium projects Fleetwood is pursuing business with developers and builders One condominium project finished; completed 36 units in another Fleetwood has completed three barracks projects Bidding process is proceeding on several others Military barracks and other housing Positive outlook for modular housing expansion in areas where Fleetwood is positioned

35 Current Initiatives Priority on increasing market share, with accompanying higher volumes and improved labor efficiency Regional product development Local handling of service and warranty Closer relationships with distribution network Improved oversight of home set-up through “Welcome Home” initiative Improved quality and service Customer Satisfaction Index and Dealer Satisfaction Index provide objective measurement of progress Continued pursuit of modular housing opportunities Barracks designed for Fort Bliss

36 Financial Overview

37 Revenues and Operating Income (Not Adjusted for Discontinued Operations) Operating Income $0.0 $1.0 $2.0 $3.0 $4.0 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 ($250) ($200) ($150) ($100) ($50) $0 $50 $100 $150 $200 $250 Total Revenue (left axis) Operating Income (right axis) ($ in millions) Revenue ($ in billions) * * Operating income through Q3

38 Financial Progress Improved balance sheet Disposition of Housing retail and finance operations Disposition of 13 idle facilities since end of FY 2007 Disposition of folding trailer division Payment of $58.8 million accrued interest on 6% CTPS Reduction in borrowing levels on revolving credit facility Repurchase of $50 million face value of 6% convertible debt for $31 million Reduced interest expense by $3 million annually Boosted shareholders’ equity by ~$15 million

39 Financial Progress, Cont’d. Restructuring initiatives yielding improvements Operating costs reduced by $33 million and $55 million during FY ’06 and FY ’07, respectively Focus on labor efficiencies, SG&A expenses and inventory controls Additional reduction of approximately $10M per quarter through first three quarters of FY ’08 Credit agreement revised, extended until July 2010 Terms include improved pricing schedule, lower fees and lower requirements for liquidity test and springing covenant Recent modifications to permit sale of folding trailer division and prepayment of 5% debentures

40 December 2008 Put (5% Convertible Debentures) Holders of $100M 5% convertible debentures likely to exercise put in December 2008 Can satisfy in cash and/or with stock Generated approximately $60M of proceeds from real estate transactions in FY’08 ($33.5M in fourth quarter) Potential for additional proceeds of $10-20M before December 15, 2008 Several alternatives exist to address remaining debentures Real estate financing Mortgage financing on unencumbered properties (up to $30M) Second lien facility (expensive, less desirable) Equity or equity-linked raise (new or exchange) Only moderate dilution if needs are $50M or less

41 Condensed Balance Sheets (Amounts in thousands) Note: not updated for recent sale of folding trailer division Jan 27, 2008 Apr 29, 2007 ASSETS Cash and Investments 45,079 $ 76,289 $ Receivables 118,717 123,535 Inventories 183,236 174,910 Other Assets 281,832 328,437 TOTAL ASSETS 628,864 $ 703,171 $ LIABILITIES AND SHAREHOLDERS’ EQUITY Short-Term Borrowings 108,362 $ 7,314 $ Other Current Liabilities 200,729 248,004 TOTAL CURRENT LIABILITIES 309,091 255,318 Other Long-Term Liabilities 78,370 86,050 Long-Term Debt 17,482 117,508 Convertible Subordinated Debentures 160,142 160,142 TOTAL LIABILITIES 565,085 619,018 SHAREHOLDERS’ EQUITY 63,779 84,153 TOTAL LIABILITIES AND EQUITY 628,864 $ 703,171 $

42 Recent Results by Segment (Amounts in millions) FY ENDED FY ENDED Q3 FY08 Q3 FY07 4/27/08 4/29/07 1/27/08 1/28/07 preliminary REVENUES RV Group 1,164.0 $ 1,400.9 $ 243.0 $ 320.1 $ Housing Group 502.0 518.4 96.7 108.7 TOTAL REVENUES 1,666.0 $ 1,919.3 $ 339.7 $ 428.8 $ OPERATING INCOME (LOSS) RV Group (51.6) $ (5.0) $ (12.5) $ Housing Group (2.5) (2.5) (8.2) Corporate and Other (3.7) (2.5) (0.7) TOTAL OPERATING INCOME (LOSS) (57.8) $ (10.0) $ (21.4) $

43 Summary A leader in both the RV and factory-built housing industries Market expansion opportunities in both industries Primary businesses have favorable demographic trends Focus on product innovation; quality manufacturing Improving prospects for consistent profitability Strong brand recognition Improved financial position and reduced debt Operating leverage and large NOL provide upside earnings potential as manufactured housing and RV markets turn